SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2003

Artesyn Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida	33434-4105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 451-1000

Item 7.    Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit No.	Description
99	Press release issued by Artesyn Technologies, Inc. dated April 22, 2003

Item 9.    Regulation FD Disclosure.

Artesyn Technologies, Inc. today announced its financial results for the first quarter of 2003.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

On April 22, 2003, Artesyn hosted a call with financial analysts and the press, which was simultaneously webcast to the public. A replay of the webcast is available at Artesyn’s website at www.artesyn.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003	Artesyn Technologies, Inc. (Registrant) By: /S/ RICHARD J. THOMPSON Richard J. Thompson Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release issued by Artesyn Technologies on April 22, 2003